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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): December 6, 2002



                            EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)




          New Jersey                     1-2256                13-5409005
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
     of incorporation)                                      Identification No.)





         5959 Las Colinas Boulevard
              Irving, Texas                                 75039-2298
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  (Address of principal executive offices)                  (Zip Code)





       Registrant's telephone number, including area code: (972) 444-1000


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         (Former name or former address, if changed since last report)

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     ITEM 5.  Other Events


     On December 6, 2002, the United States District Court for the District of Alaska reduced the punitive damages awarded in connection with the 1989 Exxon Valdez accident from $5 billion to $4 billion. The United States Court of Appeals for the Ninth Circuit last year vacated the original punitive damage award entered by the District Court after trial in 1996 as being excessive under the Constitution and remanded the case to the District Court for it to determine the amount of the punitive damage award consistent with the Ninth Circuit's holding. The Corporation intends to appeal the District Court's latest decision.










































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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EXXON MOBIL CORPORATION


Date:  December 10, 2002            By:  /s/ Donald D. Humphreys
                                         -------------------------------------
                                         Name:  Donald D. Humphreys
                                         Title: Vice President, Controller and
                                                Principal Accounting Officer































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